Exhibit 99.1

Attacks Alzheimer’s Disease and Neurodegeneration by Improving the Information Highway of the Nerve Cell Axonal Transport March 2021 Symbol: ANVS (NYSE American)

FORWARD - LOOKING STATEMENTS Statements in this presentation contain “forward - looking statements” that are subject to substantial risks and uncertainties. Forward - looking statements contained in this presentation may be identified by the use of words such as “anticipate,” “expect,” “believe,” “will,” “may,” “should,” “estimate,” “project,” “outlook,” “forecast” or other similar words, and include, without limitation, statements regarding Annovis Bio, Inc.’s expectations regarding projected timelines of clinical trials, and expectations regarding current or future clinical trials. Forward - looking statements are based on Annovis Bio, Inc.’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward - looking statements are based on assumptions as to future events that may not prove to be accurate , including the timing of clinical trials . These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the Annual Report on Form 10 - K for the year ended December 31, 2020 filed with the Securities and Exchange Commission. Forward - looking statements contained in this presentation are made as of this date, and Annovis Bio, Inc. undertakes no duty to update such information except as required under applicable law. 2

3 ▪ Annovis is developing drugs for Alzheimer's (AD) and Parkinson's disease (PD), including the orphan indication Alzheimer's in Down Syndrome (AD - DS) ▪ Lead compound, ANVS401, is the only drug to improve axonal transport, the information highway of the nerve cell, by attacking multiple neurotoxic proteins ▪ Two phase 2a clinical trials: ▪ AD trial run by Alzheimer’s Disease Cooperative Study (ADCS) ▪ AD and PD trial ▪ Successful completion of phase 2a clinical trials will validate our approach and allow start of two phase 3 studies HIGHLIGHTS A novel approach to treat neurodegeneration is desperately needed

THE STATE OF NEURODEGENERATIVE DISEASES ▪ 5.8 million people in the US and 44 million people worldwide are estimated to suffer from AD ▪ PD affects an estimated one million people in the U.S. and as many as 10 million globally ▪ Total costs of care for people with Alzheimer’s and other dementias could top $1.1 trillion in 2050 ▪ From 1998 to 2018 there were over 500 failed attempts at developing Alzheimer's drugs, primarily focused on amyloid plaque ▪ The sector needs to rethink dementia, develop new approaches and create new drugs 4

CHANGE IN CAUSES OF DEATH FROM 2000 TO 2018 5 • Breast Cancer - 13% • Colon Cancer - 21% • Heart Disease - 21% • Stroke - 24% • HIV - 67% • Parkinson’s + 84% • Alzheimer’s + 112%

ANNOVIS' DRUG ATTACKS MULTIPLE NEUROTOXIC PROTEINS

Chronic and acute brain insults lead to high levels of neurotoxic proteins, to inflammation and neurodegeneration

Amyloid β
AD/ PD-Aβ Targeting Compounds



Tau
Taupathies - AD - Tau Targeting Compounds



aSynuclein
PD/ AD - aSYN Targeting Compounds



Activated Microglia = High Inflammation



Attacking one neurotoxic protein results in minimal effect

ANVS401 is the only drug to attack multiple neurotoxic proteins simultaneously

ANNOVIS 6

PIPELINE 7 Therapy Diseases/Conditions PRE - CLINICAL IND PHASE I PHASE II PHASE III AD PD AD - DS FTD CTE TBI Stroke Advanced AD Oral drug for chronic indications Injectable drug for acute traumatic events Oral drug for advanced AD and dementia

CORPORATE PATENT ESTATE

Multi-layer strategy


Composition of Matter and Method of Use
Process for Production
Methods of Use: pK/pD, Dose, Formulations
Method of Use: Acute Brain and Nerve Injuries
Method of Use: Prevention and Treatment

Patent/Application	Subject Matter	Status	Expiry
Provisional	ANVS401 to treat viral and bacterial infections of the brain, including Covid19	Pending	**2041**
PCT	ANVS401 and 405 – Mechanism of Action for prevention and treatment of diseases	Pending	**2038**
PCT	ANVS405 - Acute brain and nerve injuries	**EP 3334425B1; 12-2020**	**2036**
PCT	ANVS401 - pK/pD, low doses, formulations Neurodegenerative Diseases	**US 10,383,851; 07-2019** **EP 2683242; 03-2020**	**2031**
In-licensed patents	Composition of matter, manufacturing, method for treating AD and DS	Granted	**2022-25**

8

HOW NERVE CELLS WORK

In healthy nerve cells little packages containing neurotransmitters or nerve growth factors travel unimpaired from the cell body through the axon to the synapse.


NEUROTRANSITTERS THAT TRAVEL ACCROSS THE AXON
Adrenaline
Noradrenaline
Dopamine
Serotonin
Gaba
Acetylcholine
Glutamine
Endorphins
DENDRITES
SOMA & CELL BODY
AXON
MYELIN SHEATH
THE INFORMATION HIGHWAY
SYNAPSE

Neurotoxic proteins limit the flow and speed at which neurotransmitters travel along the axon resulting in compromised nerve function

ANNOVIS 9

NEUROTOXIC PROTEINS IMPAIR AXONAL TRANSPORT AND **CAUSE A TOXIC CASCADE**

HIGH LEVELS OF NEUROTOXIC PROTEINS	ANVS401 LOWERS LEVELS OF NEUROTOXIC PROTEINS
IMPAIRED AXONAL TRANSPORT	IMPROVED AXONAL TRANSPORT
SLOWER SYNAPTIC TRANSMISSION	INCREASED SYNAPTIC TRANSMISSION
INFLAMMATION	NO INFLAMMATION
DEATH OF NERVE CELLS	HEALTHY NERVE CELLS
LOSS OF COGNITIVE AND MOTOR FUNCTION	IMPROVED COGNITIVE AND MOTOR FUNCTION

ANVS401 IMPROVES AXONAL TRANSPORT AND **IMPEDES THE TOXIC CASCADE**

ANNOVIS
ANNOVIS

11 RESULTS IN HUMANS ANVS401 Lowers Neurotoxic Proteins in Cerebrospinal Fluid (CSF) of Mild Cognitive Impaired (MCI) Patients ▪ In this proof - of - concept study, ANVS401 lowers the levels of APP/Aβ, tau/p - tau and αSYN back to the levels seen in healthy volunteers ▪ It lowers the levels of the three neurotoxic proteins causing AD and PD Maccecchini et al: JNNP 2012; 83: 894 - 902

NEURODEGENERATION IS AN AXONAL TRANSPORT DISEASE

“Axonal transport disruption is linked to human neurological conditions.” - Nature Review, September 2019

Axonal transport is responsible for:

- Neurotransmitters GABA (anxiety), ACh (cognition), dopamine (movement), serotonin (mood)
- Neurotrophic factors NGF, BDNF
- All communication within and between nerve cells

Retrograde (0.5 frame/sec)

Normal Transport

The ***Normal Flow and Speed*** of vesicles carrying BDNF across the axon



(88s)

Abnormal Transport

Shows the ***Blockage and Slowing*** of BDNF across the axon. Black areas demonstrate where transport is slowed due to high levels of neurotoxic proteins



(120s)

TREATED WITH ANVS401

The ***Flow and Speed*** of axonal transport is improved



10 μm
(88s)

APP, Aβ42, C99 – Mobley, UCSD; αSYN – Isacson, Harvard; Lee, UPenn;
Tau – LMU Munich & Zurich; Htt – Mobley, UCSD; TDP43 – Taylor, Northwestern

ANNOVIS 12

13 ANVS401 LOWERS INFLAMMATORY MARKERS Maccecchini et al: JNNP 2012; 83: 894 - 902 CSF Inflammatory Markers Significantly Decrease After 10 Days of Oral ANVS401 in MCI Patients Inflammatory Protein CSF % of Baseline p - Value Complement C3 - 86.9% 0.0007 MCP - 1 - 87.5% 0.0007 YKL40 - 72.7% 0.0113 sCD14 - 26.1% 0.1159 Factor FH* 23.7% 0.4988 * Control Factor

14 RESULTS IN ANIMALS Multiple animal studies showed that ANVS401 improved the affected function Function Animal Model Memory and learning AD mice, DS mice, stroke mice, TBI rats Movement PD mice, FTD mice Eyesight Acute glaucoma rats

15 TWO PHASE 2 CLINICAL TRIALS AD Trial AD / PD Trial CRO ADCS Parexel Therapeutic Area Early AD Early to Moderate AD and PD Phase 2 2 Patients 24 28 + 40 Sites 6 12 Country United States Design Double - Blind, Placebo - Controlled, Biomarker Study Endpoints Reversal of Toxic Cascade

PHASE 2 CLINICAL TRIAL IN AD AND PD TO MEASURE REVERSAL OF THE TOXIC CASCADE AND IMPROVEMENT IN BRAIN FUNCTION DECREASE IN NEUROTOXIC PROTEINS INCREASE IN NEUROTRANSMITTERS LOWERING OF INFLAMMATORY PROTEINS LOWERING OF NEURODEGENERATION MARKERS COGNITION AND MOTOR FUNCTION ENDPOINTS TARGET: PATHWAY: EFFICACY:

TIMELINE OF PHASE 2 CLINICAL TRIAL IN AD and PD Preliminary data to be available beginning in 1Q2021 Start Up AD/PD Study August 2020 May 2021 June 2021 17 A meeting with the FDA to discuss the data from the AD and the PD study as well as from the chronic toxicology in rats and dogs is projected for Fall of 2021 14 AD 14 PD 68 Patients March 2021

EFFICACY IN PD PATIENTS – SPEED & COORDINATION Preliminary data from first 14 PD patients 30 35 40 45 50 55 0 25 BASELINE VS 25 DAYS 30 35 40 45 50 55 PLACEBO ANVS401 PLACEBO VS 401 0 0.5 1 1.5 2 2.5 3 0 25 Baseline vs 25 Days 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 placebo ANVS401 Placebo vs 401 Speed: Left the comparison between the treated group with 80 mg/day of ANVS401 at baseline before treatment and after 25 days on treatment in the rapid coding test. At 25 days the speed is faster than at baseline and they make fewer mistakes (p<0.04). Right the comparison between the placebo group and the treated group at 25 days. This graph shows that while the placebo group gets slower, the treated group gets faster (p< 0.04). The lower number shows worse performance. 18 Coordination : Left - Comparison between treated at baseline and at 25 days. The two scores are identical – patients remain stable Right, the comparison is made between the placebo group and the treated group both at 25 days. The placebo treated group shows a marked deterioration in their motor complications compared to the ANVS401 treated group that was stable (p< 0.07). The lower number shows better performance.

REVERSAL OF TOXIC CASCADE EXPECTED OUTCOME ACTUAL OUTCOME Level of neurotoxic proteins Axonal transport Inflammation Dead nerve cells Control proteins 0 Efficacy: Motor function + Efficacy: Cognition REVERSAL OF TOXIC CASCADE Preliminary data from first 14 PD patients 19 +++ p < 0.001 0 no change ++ p < 0.01 - Opposite result from expected + p < 0.05 +/ - trend All rows for Parkinson’s disease will read out later and the same outcomes will also read out for Alzheimer’s disease

1% 2% 4% 8% 16% 47% 60-65 65-70 70-75 75-80 80-85 85+ 20 MARKET PROJECTIONS Source: Alzheimer‘s Association 2014; Incidence of AD in Relation to Age Increase in Incidence with Aging of Population Annual sales potential for US and worldwide are over $100 billion dollars

FINANCIAL HIGHLIGHTS 21 ▪ Completed IPO in January 2020 ▪ Cash balance provides runway to end of 2021 ▪ NIH grants funding ADCS Phase 2a trial in AD and chronic toxicology study ▪ ~40% insider ownership ▪ Analyst coverage from ThinkEquity and Maxim Group Ticker NYSE American: ANVS Recent Price $25.57 52 - Week Range $2.42 - $35.00 Market Cap $176.6M Shares Outstanding 6.9M Float 4.4M Cash (mrq) $8.8M LT Debt (mrq) $0.0M KEY DATA Share price and market cap as of February 26, 2021

CHIEF EXECUTIVES AND CHIEF ADVISORS Jeffrey Cummings, MD, Chief Medical Advisor Dr . Cummings completed Neurology residency and a Fellowship in Behavioral Neurology at Boston University, Boston, Massachusetts . US training was followed by a Research Fellowship in Neuropathology and Neuropsychiatry at the National Hospital for Nervous Diseases, Queen Square, London, England . Dr . Cummings was formerly Professor of Neurology and Psychiatry at UCLA, director of the Mary S . Easton Center for Alzheimer’s Disease Research at UCLA, director of the Deane F . Johnson Center for Neurotherapeutics at UCLA and director of the Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas, Cleveland and Florida . He is past president of the Behavioral Neurology Society and of the American Neuropsychiatric Association . Dr . Cummings has authored or edited 30 books and published nearly 600 peer - reviewed papers . 22 Maria L . Maccecchini, PhD Founder, President & CEO Founded Annovis in May 2008 to develop better therapeutics for Alzheimer’s, Parkinson’s and other neurodegenerative diseases . Was partner and director of two angel groups, Robin Hood Ventures and MidAtlantic Angel Group ; Founder and CEO of Symphony Pharmaceuticals/Annovis a biotech company that sold in 2001 to Transgenomic ; General Manager of Bachem Bioscience, the US subsidiary of Bachem AG, Switzerland and Head Molecular Biology Mallinckrodt ; Dr . Maccecchini did one postdoc at Caltech and one at the Roche Institute of Immunology, her PhD in biochemistry is from the Biocenter of Basel with a two - year visiting fellowship at The Rockefeller University . Jeffrey McGroarty, CPA, MBA, Chief Financial Officer Jeff is a financial executive with experience in investor relations, working with analysts, creditors and financial institutions, planning and analysis, capital allocation, SEC communications and reporting, accounting, acquisitions and turnarounds . He is experienced in effectively managing complex projects, building professional relations and developing staff . Mr . McGroarty was previously employed as CFO of Safeguard Scientifics, Interim Controller at Cephalon, Inc . , Vice President - Financial Planning and Analysis of Exide Technologies, Inc . , and Senior Manager at PWC . Jeff’s MBA is from the Wharton School of Business . William Mobley, MD, PhD Chief Scientific Advisor Distinguished Professor, Department of Neurosciences Florence Riford Chair for Alzheimer Research and Associate Dean for Neurosciences Initiatives at UC San Diego . He is a member of the National Academy of Medicine . His research focuses on the neurobiology of neurotrophic factor actions/signaling and on the hypothesis that malfunction of these mechanisms contribute to neuronal dysfunction in developmental and age - related disorders of the neurosystem .

SCIENTIFIC ADVISORY BOARD 23 Sidney Strickland, PhD, Chairman Vice President and Dean for Educational Affairs and Research Professor, Patricia and John Rosenwald Laboratory of Neurobiology and Genetics at Rockefeller University. Dr. Strickland’s laboratory investigates how dysfunction of the circulatory system contributes to Alzheimer’s and other neurodegenerative disorders. He will serve as the Chairman of Annovis Bio’s SAB. Jeffrey Cummings, MD Dr . Cummings completed Neurology residency and a Fellowship in Behavioral Neurology at Boston University, Massachusetts . US training was followed by a Research Fellowship in Neuropathology and Neuropsychiatry at the National Hospital for Nervous Diseases, London, England . Dr . Cummings was formerly Professor of Neurology and Psychiatry, Director of Alzheimer’s Disease Research and Director of the Center for Neurotherapeutics at UCLA . He was Director of the Cleveland Clinic Lou Ruvo Center for Brain Health in Las Vegas, Cleveland and Florida . William Mobley, MD, PhD Dr . Mobley is Distinguished Professor, Department of Neurosciences Florence Riford Chair for Alzheimer Research and Associate Dean for Neurosciences Initiatives at UC San Diego . He is a member of the National Academy of Medicine . His research focuses on the neurobiology of neurotrophic factor actions/signaling and on the hypothesis that malfunction of these mechanisms contribute to neuronal dysfunction in developmental and age - related disorders of the neurosystem . Gregory Petsko, PhD He is a member of the National Academy of Sciences, the National Academy of Medicine, the American Academy of Arts and Sciences and the American Philosophical Society . His research interests are directed towards understanding the biochemical bases of neurological diseases like Alzheimer’s, Parkinson’s, and ALS discovering treatments (especially by using structure - based drug design), that could therapeutically affect those biochemical targets, and seeing any resulting drug candidates tested in humans . He has also made key contributions to the field of protein crystallography . Rudolph E. Tanzi, PhD Dr . Tanzi has published over 500 research papers and has received the highest awards in his field, including the Metropolitan Life Foundation Award, Potamkin Prize, Ronald Reagan Award, Silver Innovator Award, and many others . He was named to TIME magazine’s list of TIME 100 Most Influential People in the World (2015), and received the Smithsonian American Ingenuity Award, the top national award for invention and innovation . He co - authored the popular trade books “Decoding Darkness”, New York Times bestseller, “Super Brain”, and international bestseller “Super Genes” .

24 Michael B . Hoffman Chairman Mr . Hoffman is the Founder and Managing Partner of Stone Capital Partners, a private equity firm focused on power and renewable energy . He was Partner of Riverstone, senior managing director at the Blackstone Group and managing director at Smith Barney, Harris Upham & Co . He serves as Chairman of Onconova, Annovis Bio, Curative and is on the Board of Rockefeller University . Claudine E . Bruck, PhD Pharmaceutical executive and scientist with strong entrepreneurial drive . Exhibited successes in building a therapeutic research unit de novo and leading discovery and clinical development of biological (vaccines, biopharmaceuticals) and small molecule medicines as well as an ophthalmic drug portfolio . With creativity and a strong results - focus, she is energized to challenge and lead teams . Extensive Pharmaceutical industry experience spans drug discovery and development across several therapeutic areas . Mark White Mark is a biopharmaceutical executive with global marketing, business development and sales experience . Currently, Mark is an independent consultant and a member of Robin Hood Ventures, a Philadelphia based angel investor group . Previously, Mark held senior level roles at Pfizer in marketing and commercial development, where he led the successful global launches of Inspira, Revatio, Lyrica and Xeljanz . In his last position, he was Vice President Worldwide Marketing, with global responsibility for new product development and in - line marketing for Pfizer’s Inflammation Therapeutic Area . Maria L. Maccecchini, PhD Executive Board Member Founded Annovis in May 2008 to develop better therapeutics for Alzheimer’s, Parkinson’s and other neurodegenerative diseases . Founder and CEO of Symphony Pharmaceuticals/Annovis focused on protecting brain cells after stroke . It sold in 2001 to Transgenomic . BOARD OF DIRECTORS

INVESTMENT SUMMARY A novel approach to treat neurodegeneration is desperately needed ▪ The markets for AD and PD drugs are in the multibillions of dollars and growing ▪ Annovis has a novel approach to stop the course of AD and PD ▪ ANVS401 improves axonal transport and recovers the affected function ▪ The successful completion of our Phase 2 clinical trials will provide validation of our approach in two diseases and allow us to move to Phase 3 trials 25

Improves THE FLOW of Axonal Transport in Alzheimer’s Disease and Neurodegeneration CONTACT US 1055 Westlakes Drive Suite 300 Berwyn, PA 19312 +1 (610) 727 - 3913 info@annovisbio.com Investor Relations Dave Gentry CEO, RedChip Companies +1 (407) 491 - 4498 dave@redchip.com www.annovisbio.com Symbol: ANVS (NYSE American)